                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 9, 2002





                              PANERA BREAD COMPANY


             (Exact name of registrant as specified in its charter)

           DELAWARE                     000-19253                 04-2723701
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


             6710 CLAYTON ROAD                          63117
           RICHMOND HEIGHTS, MO                      (Zip Code)
(Address of principal executive offices)

                                  314-633-7100
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Item 9.   Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Panera Bread Company disclaims any intention or obligation to update or revise this information. Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's press release dated May 9, 2002, announcing their comparable store sales and average weekly sales for the four weeks and twelve weeks ended April 20, 2002.


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PANERA BREAD COMPANY



                                By: /s/ William W. Moreton
                                    --------------------------------------------
                                    Name:    William W. Moreton
                                    Title:   Executive Vice President and
                                             Chief Financial Officer


Date: May 9, 2002

EXHIBIT INDEX

 Exhibit No.                         Exhibit
 -----------                         -------
    99.1            Panera Press Release, dated May 9, 2002.